                                                               Exhibit (a)(1)(C)

                         NOTICE OF GUARANTEED DELIVERY

                         GABELLI ASSET MANAGEMENT INC.

                           OFFER TO PURCHASE FOR CASH

                  800,000 SHARES OF ITS CLASS A COMMON STOCK,
                          PAR VALUE $0.001 PER SHARE,
                              AT A PURCHASE PRICE
             NOT IN EXCESS OF $31.75 NOR LESS THAN $28.00 PER SHARE
                       PURSUANT TO THE OFFER TO PURCHASE
                               DATED JUNE 5, 2003

            THE TENDER OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS
     WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MONDAY, JULY 7, 2003,
                      UNLESS THE TENDER OFFER IS EXTENDED.

     As set forth in Section 3 of the Offer to Purchase, dated June 5, 2003, this Notice of Guaranteed Delivery, or a facsimile hereof, must be used to accept the tender offer if:

          (a) certificates representing shares of Class A common stock, par value $0.001 per share, of Gabelli Asset Management Inc., a New York corporation, cannot be delivered to the depositary prior to the "expiration date" (as defined in Section 1 of the Offer to Purchase); or

          (b) the procedure for book-entry transfer cannot be completed before the expiration date; or

          (c) time will not permit a properly completed and duly executed Letter of Transmittal, or manually signed facsimile thereof, and all other required documents to reach the depositary referred to below before the expiration date.

     This form or a facsimile of it, signed and properly completed, may be delivered by hand or transmitted by facsimile transmission or mailed to the depositary so that it is received by the depositary before the expiration date. See Section 3 of the Offer to Purchase.

                    THE DEPOSITARY FOR THE TENDER OFFER IS:

                                   EQUISERVE

                              BY MAIL:                                FACSIMILE TRANSMISSION:

                             EquiServe                                     (781) 575-4826
                      Attn: Corporate Actions                (for eligible guarantor institutions only)
                           P.O. Box 43025                              Confirm by telephone:
                     Providence, RI 02940-3025                             (781) 575-4816

                         BY HAND DELIVERY:                     BY OVERNIGHT DELIVERY OR EXPRESS MAIL:

             Securities Transfer & Reporting Services,                       EquiServe
                                Inc.                                  Attn: Corporate Actions
                           c/o EquiServe                                40 Campanelli Drive
                   100 Williams Street, Galleria                        Braintree, MA 02184
                         New York, NY 10038

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA THE FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO GABELLI OF THE TENDER OFFER MATERIALS WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE "BOOK-ENTRY TRANSFER FACILITY" (AS DEFINED IN THE OFFER TO PURCHASE) WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

THIS NOTICE OF GUARANTEED DELIVERY FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE GUARANTOR INSTITUTION" (AS DEFINED IN SECTION 3 OF THE OFFER TO PURCHASE) UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tenders to Gabelli, at the price per share indicated below, net to the undersigned in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, and the related Letter of Transmittal, which, as may be amended and supplemented from time to time, together constitute the tender offer, receipt of which are hereby acknowledged, the number of shares specified below pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

        PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED
                (SEE INSTRUCTION 5 TO THE LETTER OF TRANSMITTAL)

                   CHECK ONLY ONE BOX UNDER (1) OR (2) BELOW.
                     IF YOU CHECK MORE THAN ONE BOX BELOW,
                 YOU WILL NOT HAVE VALIDLY TENDERED THE SHARES.

                             ---------------------

(1) SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER
     (SEE INSTRUCTION 5 TO THE LETTER OF TRANSMITTAL)

     By checking ONE of the following price boxes INSTEAD OF THE BOX UNDER "Shares Tendered at Price Determined Under the Tender Offer" below, the undersigned hereby tenders shares at the purchase price checked. This action could result in none of the shares being purchased if the purchase price determined by Gabelli for the shares is less than the price checked below. A STOCKHOLDER WHO DESIRES TO TENDER SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SHARES ARE TENDERED. The same shares cannot be tendered at more than one price, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase.

[ ] $28.00    [ ] $29.00   [ ] $30.00   [ ] $31.00
[ ] $28.25    [ ] $29.25   [ ] $30.25   [ ] $31.25
[ ] $28.50    [ ] $29.50   [ ] $30.50   [ ] $31.50
[ ] $28.75    [ ] $29.75   [ ] $30.75   [ ] $31.75

        CHECK ONLY ONE BOX ABOVE. IF YOU CHECK MORE THAN ONE BOX ABOVE,
                 YOU WILL NOT HAVE VALIDLY TENDERED THE SHARES.

                             ---------------------

(2) SHARES TENDERED AT PRICE DETERMINED UNDER THE TENDER OFFER
     (SEE INSTRUCTION 5 TO THE LETTER OF TRANSMITTAL)

     By checking the box below INSTEAD OF ONE OF THE PRICE BOXES ABOVE (under "Shares Tendered at Price Determined by Stockholder") the undersigned hereby tenders shares at the purchase price, as the same will be determined by Gabelli in accordance with the terms of the tender offer.

[ ]  The undersigned wants to maximize the chance of having
     Gabelli purchase all of the shares the undersigned is tendering (subject to the possibility of proration).
     Accordingly, by checking THIS BOX INSTEAD OF ONE OF THE
     PRICE BOXES ABOVE, the undersigned hereby tenders shares and is willing to accept the purchase price determined by Gabelli in accordance with the terms of the tender offer.
     This action may have the effect of lowering the purchase price and could result in receiving a price per share as low as $28.00.

                             ---------------------

SIGN HERE:
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Number of Shares Tendered:
--------------------------------------------- Dated: ---------------------------

Certificate No.(s) (if available):
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Name(s)
--------------------------------------------------------------------------------

Address(es)
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Area code and telephone number
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IF SHARES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING
INFORMATION:

Name of Tendering Institution:
--------------------------------------------------------------------------------

Account No.:
--------------------------------------------------------------------------------

                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     THE UNDERSIGNED, A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM OR A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS AN "ELIGIBLE GUARANTOR INSTITUTION," AS SUCH TERM IS DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EACH OF THE FOREGOING CONSTITUTING AN "ELIGIBLE GUARANTOR INSTITUTION," GUARANTEES THE DELIVERY TO THE DEPOSITARY, AT ONE OF ITS ADDRESSES SET FORTH ABOVE, OF THE SHARE CERTIFICATES EVIDENCING THE SHARES TENDERED HEREBY, IN PROPER FORM FOR TRANSFER, OR A CONFIRMATION THAT THE SHARES TENDERED HEREBY HAVE BEEN DELIVERED UNDER THE PROCEDURE FOR BOOK-ENTRY TRANSFER SET FORTH IN THE OFFER TO PURCHASE INTO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY, TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL, OR A MANUALLY SIGNED FACSIMILE THEREOF, AND ANY OTHER REQUIRED DOCUMENTS, ALL WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS OF THE DATE HEREOF.

Name of Firm:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)



Name:
--------------------------------------------------------------------------------


Title:
--------------------------------------------------------------------------------


Address:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                      (ZIP CODE)


Area Code and Telephone Number:
---------------------------------------------------------------------


Dated: --------- , 2003

DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY. SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.